UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2020 (August 29, 2019)

Allied Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-27675	33-1227173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 St. Paul St., Suite 201, Kelowna, BC Canada	V1Y 9N2
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (877) 255-4337

__________________________________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2019, the Company entered into an agreement with Dorson Commercial Corp. to acquire 100% of the shares of Baleno Ltd. (“Baleno”). Baleno owns 100% of the shares of a company called Medicolombias Cannabis SAS (“Medicolumbia”). This company is based in Colombia with a full set of licenses and a lease agreement in place to begin production on a 5 hectare parcel of land. We have the ability to scale production to over hundreds of hectares. This is located in the area of Bucamaranga, Colombia.

This acquisition includes a high level scientific team of experts and significant capital expenditures spent on an irrigation holding pond, security towers, fencing, etc. to meet the Colombia minister of justice and minister of agriculture requirements.

The total acquisition price is $5,200,000. That price payable was (a) $700,000 USD in cash; (b) $310,630 USD in additional cash advances and (c) 4,500,000 shares of common stock valued at $1.00 USD per share. Allied made the cash payments and issued the common shares prior to the closing on February 17, 2020.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Company closed and completed the acquisition of Baleno and Medicolumbia referenced under Item 1.01 on February 17, 2020.

Item 9.01 Financial Statements and Exhibits.

The following Financial Statements are included herein:

Audited consolidated financial statements of Baleno for the year end December 31, 2019 and period ended December 31, 2018, together with the notes thereon.

Unaudited Pro Forma Condensed Combined Financial Information

The following Exhibits are included herein:

Exhibit No.	Description

10.1	Share Purchase Agreement between Dorson Commercial Corp. and AD (Advanced Micro) Biosciences, Inc. dated August 29, 2019

10.2	License for Medicolombia Cannabis A.S. from Republic of Columbia, Ministry of Justice and Law, dated August 3, 2018

10.3	License for Medicolombia Cannabis A.S. from Republic of Columbia, Ministry of Health and Social Protection, dated December 4, 2018

10.4	License for Medicolombia Cannabis A.S. from Republic of Columbia, Ministry of Justice and Law, dated July 31, 2019

10.5	License for Medicolombia Cannabis A.S. from Republic of Columbia, Ministry of Justice and Law, dated February 20, 2019

10.6	License for Medicolombia Cannabis A.S. from Republic of Columbia, Ministry of Health and Social Protection, dated November 29, 2019

10.7	License for Medicolombia Cannabis A.S. from Republic of Columbia, Minagracultura, dated May 5, 2019

10.8	License for Medicolombia Cannabis A.S. from Republic of Columbia, National Narcotics Fund U.A.E., Ministry of Health and Social Protection dated January 13, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Corp. (Registrant)

Dated: October 7, 2020	By:	/s/ Calum Hughes
Calum Hughes
Chief Executive Officer

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BALENO, LTD.

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR AND PERIOD ENDED DECEMBER 31, 2019 AND 2018

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholder and the sole director of Baleno Ltd.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Baleno Ltd. (the “Company”) as of December 31, 2019 and 2018, the related statement of operations and comprehensive loss, stockholders’ deficiency and cash flows for the period from inception on September 19, 2018 to December 31, 2018 and the year ended December 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the period from inception on September 19, 2018 to December 31, 2018 and the year ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1, the Company has incurred a loss from operations and has not yet generated any revenue from operations since inception. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ MANNING ELLIOTT LLP

We have served as the Company’s auditor since 2019.

Vancouver, Canada

September 3, 2020

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Baleno Ltd.

Consolidated Balance Sheets

As at December 31, 2019 and 2018

(Expressed in US Dollars)

	December 31, 2019	December 31, 2018

Assets
Current assets
Cash	$9,126	$-
Prepaid expenses and other current assets	16,355	-
Total current assets	25,481	-

Property, plant and equipment (Note 4)	85,473	-
Intangible assets (Note 5)	417,382	-
Total assets	$528,336	$-

Liabilities
Current liabilities
Accounts payable and accrued liabilities (Note 6(b))	$74,915	$-
Due to related parties (Note 6(b))	685,030	6,387
Total liabilities	759,945	6,387

Stockholders’ deficiency
Common stock – 50,000 shares authorized, No par value; 50,000 shares issued and outstanding	1	1
Accumulated deficit	(227,640)	(6,388)
Accumulated other comprehensive loss	(3,970)	-

Total stockholders’ deficiency	(231,609)	(6,387)
Total liabilities and stockholders’ deficiency	$528,336	$-

Nature of Operations, and Going Concern (Note 1)

Commitments (Note 10)

The accompanying notes form an integral part of these consolidated financial statements.

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Baleno, Ltd.

Consolidated Statements of Operations and Comprehensive Loss

For the Year and Period Ended December 31, 2019 and 2018

(Expressed in US Dollars)

	For the Year Ended December 31, 2019	From Inception on September 19, 2018 to December 31, 2018

Expenses
Amortization	$45,141	$-
Consulting fees	22,581	6,388
Office and miscellaneous	125,707	-
Professional fees	10,199	-
Rent	15,693	-
Travel	1,931	-

Operating expenses	221,252	6,388
Net loss	(221,252)	(6,388)
Other comprehensive loss:

Foreign currency translation adjustments on foreign operations	(3,970)	-

Comprehensive loss	$(225,222)	$(6,388)

Basic and diluted loss per share	$(4.43)	$(0.13)

Weighted average number of common shares outstanding	50,000	50,000

The accompanying notes form an integral part of these consolidated financial statements.

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Baleno Ltd.

Consolidated Statements of Stockholders’ Deficiency

For the Year and Period Ended December 31, 2019 and 2018

(Expressed in US Dollars)

	Common stock			Accumulated Other
	Number of shares	Amount	Accumulated Deficit	Comprehensive Income (loss)	Total

Balance, September 19, 2018 (Date of Inception)	-	$-	$-	$-	$-
Shares issued upon incorporation	50,000	1	-	-	1
Comprehensive loss for the period	-	-	(6,388)	-	(6,388)

Balance, December 31, 2018	50,000	1	$(6,388)	$-	$(6,387)
Comprehensive loss for the year	-	-	(221,252)	(3,970)	(225,222)

Balance, December 31, 2019	50,000	1	$(227,640)	$(3,970)	$(231,609)

The accompanying notes form an integral part of these consolidated financial statements.

8

Baleno Ltd.

Consolidated Statements of Cash Flows

For the Year and Period Ended December 31, 2019 and 2018

(Expressed in US Dollars)

	For the Year Ended December 31, 2019	From Inception on September 19, 2018 to December 31, 2018
Cash provided by (used in):

Operating activities
Net loss for the period	$(221,252)	$(6,388)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization	45,141	-
Expenses paid by related party on behalf of the Company	90,660	-
Change in operating assets and liabilities:
Increase in prepaid expenses and other current assets	(13,859)	-
Increase in accounts payable and accrued liabilities	97,352	-

	(1,958)	-
Investing activities
Cash received on acquisition of subsidiary (Note 3)	15,907	-
	15,907	-
Financing activities
Repayments to related parties	(14,005)	-
Advances from related party	9,237	-
	(4,768)	-

Effect of exchange rate on changes on cash	(55)	-
Increase in cash	9,126	-
Cash, beginning of year	-	-
Cash, end of year	$9,126	$-

Supplemental cash flow disclosures:
Income taxes paid	-	-
Interest paid	-	-

Non-cash activities:
Net liabilities assumed on acquisition of subsidiary	$71,297	$-
PPE acquisitions paid by related party on behalf of the Company	$51,544	$-
Acquisition of subsidiary paid by shareholder of the Company	$391,000	$-

The accompanying notes form an integral part of these consolidated financial statements.

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Notes to the consolidated financial statements

For the Year and Period Ended December 31, 2019 and 2018

1.	Nature of operations and going concern

a)	Nature of operations

Baleno Ltd. (the “Company’) was incorporated in the British Virgin Islands on September 19, 2018. The Company plans to develop a business in the production, distribution and sale of cannabis products. The head office and the registered office of the Company is located at 2nd floor Wickham’s Cay II, Road Town, Tortola, British Virgin Islands.

On May 13, 2019, the Company acquired all the issued and outstanding share capital of a Colombian company, Medicolombia’s Cannabis S.A.S (“Medicolombia”), see Note 3. The assets, liabilities and results of Medicolombia are consolidated in these consolidated financial statements beginning from May 13, 2019, the acquisition date.

b)	Going concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred a net loss for the year ended December 31, 2019 of $221,252, has no operations at this time which will generate revenue and as at December 31, 2019 has a working capital deficit of $734,464. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. The consolidated financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s ability to continue as a going concern is dependent upon the Company’s ability to raise sufficient financing to acquire or develop a profitable business. Management intends on financing its operations and future development activities largely from the sale of equity securities with some additional funding from other traditional financing sources, including related party loans until such time that funds provided by future planned operations are sufficient to fund working capital requirements.

c)	Business Risks

While some states in the United States have authorized the use and sale of cannabis, it remains illegal under federal law and the approach to enforcement of U.S. federal laws against cannabis is subject to change. Because the Company plans to engage in cannabis-related activities in the United States, it assumes certain risks due to conflicting state and federal laws. The federal law relating to cannabis could be enforced at any time and this would put the Company at risk of being prosecuted and having its assets seized.

On January 4, 2018, United States Attorney General Jeff Sessions issued a memorandum to United States district attorneys (the "“Sessions Memorandum"”) which rescinded previous guidance from the United States Department of Justice specific to cannabis enforcement in the United States, including the Cole Memorandum. With the Cole Memorandum rescinded, United States federal prosecutors no longer have guidance relating to the exercise of their discretion in determining whether to prosecute cannabis related violations of United States federal law. In response to the Sessions Memorandum, on April 13, 2018, the United States President Donald Trump promised Colorado Senator Cory Gardner that he will support efforts to protect states that have legalized cannabis. Nevertheless, a significant change in the federal government's enforcement policy with respect to current federal laws applicable to cannabis could cause significant financial damage to the Company. The Company may be irreparably harmed by a change in enforcement policies of the federal government depending on the nature of such change.

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Notes to the consolidated financial statements

For the Year and Period Ended December 31, 2019 and 2018

2.	Significant accounting policies

Basis of Presentation

These consolidated financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), and are expressed in United States dollars.

The significant accounting policies followed are:

a)	Principles of consolidation

The consolidated financial statements include accounts of Baleno Ltd. and its majority owned subsidiary Medicolombia Cannabis S.A.S.Subsidiaries are consolidated from the date of acquisition and control and continue to be consolidated until the date that such control ceases. Control is achieved when the Company is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect these returns through its power over the investee. All intercompany balances, income, expenses, and unrealized gains and losses resulting from intercompany transactions are eliminated on consolidation.

b)	Cash and cash equivalents

Cash is comprised of cash on hand, cash held in trust accounts and demand deposits. Cash equivalents are short-term, highly liquid investments with maturities within nine months when acquired. The Company did not have any cash equivalents as of December 31, 2019 or 2018.

c)	Property and Equipment

Property and equipment are stated at cost. The Company depreciates the cost of property and equipment over their estimated useful lives at the following annual rates:

Equipment	10 years straight-line basis
Office and computer equipment	5 years straight-line basis
Land equipment	10 years straight-line basis

d)	Intangible assets

At December 31, 2019, intangible assets include licenses which are being amortized over their estimated useful lives of 4 to 10 years. The Company’s licenses are amortized over their economic or legal life on a straight-line basis, whichever is shorter.

The Company periodically evaluates the reasonableness of the useful lives of these assets. Once these assets are fully amortized, they are removed from the accounts. These assets are reviewed for impairment or obsolescence when events or changes in circumstances indicate that the carrying amount may not be recoverable. If impaired, intangible assets are written down to fair value based on discounted cash flows or other valuation techniques. The Company has no intangibles with indefinite lives.

For long-lived assets, impairment losses are only recorded if the asset’s carrying amount is not recoverable through its undiscounted, probability-weighted future cash flows. The Company measures the impairment loss based on the difference between the carrying amount and the estimated fair value. When an impairment exists, the related assets are written down to fair value.

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Notes to the consolidated financial statements

For the Year and Period Ended December 31, 2019 and 2018

2.	Significant accounting policies (continued)

e)	Long-lived assets

In accordance with ASC 360, “Property, Plant and Equipment”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value, which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value. There were no impairment charges recorded during the year ended December 31, 2019 or period ended December 31, 2018.

f)	Foreign currency translation and functional currency conversion

Items included in these consolidated financial statements of each of the Company’s entities are measured using the currency of the primary economic environment in which the entities operate (the “functional currency”). The Company’s functional currency is the U.S. dollar.

Transactions undertaken in foreign currencies are translated into U.S. dollars at daily exchange rates prevailing when the transactions occur. Monetary assets and liabilities denominated in foreign currencies are translated at period-end exchange rates and non-monetary items are translated at historical exchange rates. Realized and unrealized exchange gains and losses are recognized in the consolidated statements of comprehensive (loss) income.

The assets and liabilities of foreign operations are translated into U.S. dollars using the period-end exchange rates. Income, expenses, and cash flows of foreign operations are translated into Canadian dollars using average exchange rates. Exchange differences resulting from the translation of foreign operations into Canadian dollars are recognized in other comprehensive (loss) income and accumulated in equity.

The Company assessed the functional currency for Medicolombia Cannabis S.A.S, a wholly owned subsidiary acquired by the Company on May 13, 2019 (Note 3) to be the Colombian peso.

g)	Net income (loss) per common share

Net income (loss) per share is calculated in accordance with ASC 260, “Earnings per Share.” The weighted-average number of common shares outstanding during each period is used to compute basic earning or loss per share. Diluted earnings or loss per share is computed using the weighted average number of shares and diluted potential common shares outstanding to the extent the effect would not be antidilutive. Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net income (loss) per common share is based on the weighted average number of shares of common stock outstanding.

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Notes to the consolidated financial statements

For the Year and Period Ended December 31, 2019 and 2018

2.	Significant accounting policies (continued)

h)	Income taxes

The Company accounts for income taxes under ASC 740 “Income Taxes.” Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

i)	Related party transactions

Related parties are any entities or individuals that, through employment, ownership or other means, possess the ability to direct or cause the direction of the management and policies of the Company. The Company discloses related party transactions that are outside of normal compensatory agreements, such as salaries. Related party transactions are measured at the exchange amounts.

j)	Significant accounting estimates and judgments

The preparation of the financial statements in conformity with US GAAP requires management to make judgments, estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Although management uses historical experience and its best knowledge of the amount, events or actions to for the basis for judgments and estimates, actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and further periods if the review affects both current and future periods.

Significant estimates and assumptions included in these financial statements relate to the valuation assumptions related to the estimated useful lives and recoverability of long-lived assets, and deferred income tax assets and liabilities. Judgments are required in the assessment of the Company’s ability to continue as a going concern as described in Note 1.

k)	Financial instruments

ASC 825, “Financial Instruments,” requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 825 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 825 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

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Notes to the consolidated financial statements

For the Year and Period Ended December 31, 2019 and 2018

2.	Significant accounting policies (continued)

n)	Financial instruments (continued)

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The financial instruments consist principally of cash, due from related parties and accounts payable. The fair value of cash when applicable is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Company believes that the recorded values of all other financial instruments which are categorized as loans and receivables approximate their current fair values because of their nature and respective relatively short maturity dates or current market rates of interest for similar instruments.

Assets measured at fair value on a recurring basis were presented on the Company’s balance sheet as December 31, 2019:

	Fair Value Measurements Using
	Quoted Prices in Active Markets For Identical Instruments	Significant Other Observable Inputs	Significant Unobservable Inputs	Balance as at December 31,
	(Level 1)	(Level 2)	(Level 3)	2019
	$	$	$	$
Assets:
Cash	9,126	–	–	9,126

The Company does not have any liabilities measured at fair value on a recurring basis presented on the Company’s balance sheet as of December 31, 2019 or 2018.

Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of cash. The Company limits its exposure to credit loss by placing its cash with high credit quality financial institutions.

Cash is carried at fair value using a level 1 fair value measurement. The carrying value of accounts payable approximates its fair value because of the short-term nature of the instrument.

q)	Recent accounting pronouncements

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities.” ASU 2016-01 is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision useful information. ASU 2016-01 is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods beginning after December 15, 2019. The adoption of this ASU did not have a material effect on the financial statements.

In February 2016, the FASB issued ASU 2016-02, “Leases,” which supersedes the current accounting for leases and while retaining two distinct types of leases, finance and operating, (1) requires lessees to record a right of use asset and a related liability for the rights and obligations associated with a lease, regardless of lease classification, and recognize lease expense in a manner similar to current accounting, (2) eliminates most real estate specific lease provisions, and, (3) aligns many of the underlying lessor model principles with those in the new revenue standard. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. The ASU is effective for annual and interim periods in fiscal years beginning after December 15, 2020. Entities are required to use a modified retrospective approach when transitioning to the ASU for leases that exist as of or are entered into after the beginning of the earliest comparative period presented in the financial statements. The Company is currently assessing the effect of the adoption of these standards on the consolidated financial statements.

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Notes to the consolidated financial statements

For the Year and Period Ended December 31, 2019 and 2018

3.	Acquisition of Medicolombia

On March 20, 2019, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with the shareholders of Medicolombia Cannabis S.A.S. (“Medicolombia”) to purchase all of the issued and outstanding shares of Medicolombia. The Purchase Agreement was subsequently amended on May 9, 2019. Pursuant to the Purchase Agreement the purchase price of Medicolumbia the payment of $391,000 and the assumption of various liabilities. The Company closed and completed the acquisition of Medicolombia on May 13, 2019.

The Company determined that Medicolombia did not meet the definition of a business found in ASC 805 Business Combinations. As the purchase of Medicolombia did not qualify as a business acquisition, the Company accounted for the transaction as an asset acquisition. As the fair value of the purchase price consideration paid was more reliably measurable than the assets acquired, the cost of the non-cash assets received was based on the fair value of the consideration given.

The cost of the asset acquisition was allocated on a fair value basis to the net assets acquired. The Company allocated the cost of the assets as follows:

Purchase Price

Cash	$391,000
Liabilities assumed	122,796
Total cost of assets acquired	$513,796

Fair Value of Assets Acquired
Cash	$15,907
Other assets	2,195
Property, plant and equipment	35,944
Licenses	459,750
Total assets acquired	$513,796

4.	Property, plant and equipment

At December 31, 2019, property, plant and equipment consisted of:

	Cost $	Foreign exchange $	Accumulated amortization $	Impairment $	December 31, 2019 Net carrying value $	December 31, 2018 Net carrying value $

Construction in progress	77,730	–	–	–	77,730	–
Equipment	6,923	–	(2,798)	–	4,125	–
Office equipment	2,321	–	(36)	–	2,284	–
Land equipment	1,783	–	(449)	–	1,334	–
	88,757	–	(3,283)	–	85,473	–

For the year ended December 31, 2019, the depreciation expenses totaled $3,218. As of December 31, 2019, the plant is under construction and not yet available for use, and therefore, no depreciation expenses are charged for the year ended December 31, 2019.

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Notes to the consolidated financial statements

For the Year and Period Ended December 31, 2019 and 2018

5.	Intangible assets

Intangible assets consist of:

	Cost $	Foreign exchange $	Accumulated amortization $	Impairment $	December 31, 2019 Net carrying value $	December 31, 2018 Net carrying value $

Cannabis licenses	459,750	(445)	(41,923)	–	417,382	–
	459,750	(445)	(41,923)	–	417,382	–

On May 13, 2019, the Company acquired $459,750 of licenses as part of the Medicolumbia acquisition described in Note 3. The licenses acquired are issued by the Republic of Colombia and include the use of seeds for growing Cannabis, production of derivatives from Cannabis for medicinal and scientific use, cultivation of Cannabis plants, and producer of seeds. The Company has recorded amortization of these licenses of $41,923 for the year ended December 31, 2019.

6.	Related party transactions and balances

All transactions with related parties have occurred in the normal course of operations and are recorded at the exchange amount, which is the amount agreed to by the Company and the related party.

a)	Key management compensation and related party transactions

The Company has identified its directors and certain senior officers as its key management personnel. The compensation costs for key management personnel for the year ended December 31, 2019 and 2018 were as follows:

	December 31, 2019	December 31, 2018
Consulting fees and benefits	$3,000	$6,388

b)	Amounts due to/from related parties

In the normal course of operations the company shares certain administrative resources with companies related by common management and directors. The administrative resources and services, which were provided in the normal course of operations, were measured at the exchange. All amounts payable and receivable are non-interest bearing, unsecured and due on demand. The following table summarizes the amounts were due from related parties:

	December 31, 2019	December 31, 2018
Due to the director	$9,388	$6,388
Due to parent company	391,000	-
Due to an entity under common control of the director	203,482	-
Due to former shareholders of the subsidiary	81,160	-
	$685,030	$6,388

Included in the accounts payable as at December 31, 2019, there was $6,270 payable to former shareholders of Medicolombia, the wholly owned subsidiary of the Company.

16

Notes to the consolidated financial statements

For the Year and Period Ended December 31, 2019 and 2018

7.	Equity

a)	Authorized:

The company is authorized to issue 50,000 shares of common stock

b)	Issued and Outstanding:

Issued and outstanding as at December 31, 2019 and 2018:50,000 shares of common stock.

On September 19, 2018, the Company issued 50,000 common shares upon incorporation for nominal consideration of $1.

8.	Financial risk factors

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board of Directors approves and monitors the risk management processes, inclusive of documented investment policies, counterparty limits, and controlling and reporting structures. The type of risk exposure and the way in which such exposure is managed is provided as follows:

a)	Credit risk:

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company’s primary exposure to credit risk is on its cash account.

b)	Liquidity risk:

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company's approach to managing liquidity is to ensure that it will have sufficient liquidity to meet liabilities when due. Accounts payable are due within the current operating period. The Company has a working capital deficit and requires additional financing to meet its current obligations (see Note 1).

c)	Market risk:

Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Company’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return. The Company is not exposed to market risk.

d)	Interest rate risk:

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company is exposed to interest rate risk, from time to time, on its cash balances. Surplus cash, if any, is placed on call with financial institutions and management actively negotiates favorable market related interest rates.

17

Notes to the consolidated financial statements

For the Year and Period Ended December 31, 2019 and 2018

8.	Financial risk factors (continued)

e)	Foreign exchange risk:

The Company is exposed to foreign currency risk to the extent that the following monetary assets and liabilities are denominated in Colombian Pesos:

December 31, 2019
Balance in Colombian Pesos:
Cash and cash equivalents	$30,000,000
Other assets	53,762,435
Accounts payable	(246,266,342)
Due to related parties	(935,689,327)
Net exposure	(1,098,193,234)
Balance in US dollars:	$(334,079)

A 10% change in the US dollar to the Colombian Peso exchange rate would impact the Company’s net loss by approximately $19,534 for the year ended December 31, 2019 (December 31, 2018 – $Nil).

9.	Capital management

The Company manages its capital structure and makes adjustments to it, based on the funds available to the Company, in order to support the business and continue as a going concern. The Company considers capital to be all accounts in equity. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company’s management to sustain future development of the business. The Company has a working capital deficit and requires additional capital to finance is future business plans. The Company is not subject to any externally imposed capital requirements.

10.	Commitments

a)

The Company entered into a lease of land that commenced on August 1, 2019. The term of the lease is for 5 years and the lease contains an option to extend the lease for an additional 5 years at the end of the initial term. Pursuant to the lease the Company is required to make the monthly payments of COP $4,500,000 prior to the Company planting the first seed and COP $9,000,000 after the first seed is planted.

The future minimum obligation during each year through 2024 under the leases with non-cancelable terms in excess of one year is as follows:

$
2020	16,427
2021	16,427
2022	16,427
2023	16,427
2024	9,583

Total minimum lease payments	75,291

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Notes to the consolidated financial statements

For the Year and Period Ended December 31, 2019 and 2018

11.	Income taxes

Baleno Ltd., parent of the Company, is not subject to income tax under British Virgin Islands laws. Medicolombia, the wholly owned subsidiary of the Company, is subject to Colombian federal and provincial income taxes at an approximate rate of 32%. The reconciliation of the provision for income taxes at the Colombian statutory rate compared to the Company’s income tax expense as reported is as follows:

	2019	2018
	$	$
Expected income tax recovery	56,425	-
Changes in tax benefits not recognized	(56,425)	-

Provision for income taxes	-	-

The tax effect of deductible and taxable temporary differences that give rise to the Company’s deferred income tax assets and liabilities are shown below:

	2019	2018
	$	$

Non-capital loss carry forward	56,425	-

There are no deferred tax assets or liabilities presented in the statement of financial position.

This potential deferred tax benefit has been offset entirely by a valuation allowance and has not been recognized in these financial statements since the Company cannot be assured that it is probable that such benefit will be utilized in future years.

As at December 31, 2019, the Company has non-capital tax losses of approximately $176,300 available for carry-forward to reduce future years’ taxable income. These non-capital tax losses expire in 2039.

19

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On February 17, 2020, Allied Corp. (the Company) acquired all of the issued and outstanding shares of Baleno Ltd., the sole owner of Medicolombia Cannabis S.A.S. (“Medicolombia”). Pursuant to the Purchase Agreement, the purchase price of Baleno Ltd. was $700,000 and 4,500,000 shares of the Company. During the period leading up to the acquisition, the Company made additional advances to Medicolombia totaling $310,630.

The following unaudited pro forma condensed combined financial statements are based on our historical consolidated financial statements and Medicolombia’s historical consolidated financial statements as adjusted to give effect to the Company’s acquisition of Medicolombia. The unaudited pro forma condensed combined statements of operations for the three months ended November 30, 2019 give effect to these transactions as if they had occurred on September 1, 2019.

The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined financial statements are described in the accompanying notes, which should be read together with the pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and Medicolombia’s historical information included herein.

20

ALLIED CORP.

Unaudited Pro Forma Condensed Combined Statements of Operations

Expressed in US Dollars

Three Months Ended November 30, 2019

	Allied Historical	Medicolombia (Acquiree) Historical	Pro Forma Adjustment (Note 5)	Pro Forma Combined
	$	$	$	$
Revenues	–	–	–	–

Expenses
Amortization	–	–	220,190	220,190
Charitable donations	73,289	–	–	73,289
Consulting fees	174,140	31,543	–	205,683
Foreign exchange (gain)	(71,135)	–	–	(71,135)
Office and miscellaneous	80,972	17,065	–	98,037
Professional fees	146,548	4	–	146,552
Rent	4,329	4,789	–	9,118
Research and development	8,009	–	–	8,009
Travel	42,015	1,538	–	43,553
Total expenses	458,167	54,939	220,190	733,296
Net loss	(458,167)	(54,939)	(220,190)	(733,296)

Basic and diluted loss per common share	(0.01)			(0.01)

Weighted average number of common shares outstanding, basic and diluted	82,768,780		4,500,000	87,268,780

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information

21

ALLIED CORP.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

Expressed in US dollars

1.	Acquisition Transaction

Allied Corp. (“Allied”) entered into a share purchase agreement dated August 19, 2019 (the “Transaction”), with Dorson Commercial Corp. (“Dorson”) as the sole owner of Baleno Ltd. to purchase all of the issued and outstanding shares of Baleno Ltd., the sole owner of Medicolombia Cannabis S.A.S. (“Medicolombia”). Pursuant to the share purchase agreement, the purchase price of Baleno Ltd. is $700,000 and 4,500,000 shares of Allied.

In addition, during the period leading up to the acquisition, the Company made additional advances to Dorson and Medicolombia totaling $310,630.

2.	Basis of Presentation

The historical consolidated financial statements have been adjusted in the pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the Transaction, (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results following the Transaction.

The Company determined that Medicolombia did not meet the definition of a business found in ASC 805 Business Combinations. As the purchase of Medicolombia did not qualify as a business acquisition, the Company accounted for the transaction as an asset acquisition. The accounting policies of Medicolombia were conformed to the Company’s accounting policies.

The pro forma condensed combined financial information do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The combined pro forma financial information does not reflect the realization of any expected cost savings or other synergies from the acquisition of Medicolombia as a result of restructuring activities and other planned cost savings initiatives following the completion of the Transaction.

3.	Foreign Currency Conversion Adjustment

The historical financial information of Medicolombia was prepared in accordance with International Financial Reporting Standards (“IFRS”) and presented in Colombian Pesos. No adjustments were required to convert Medicolombia’s financial information from IFRS to US GAAP.

The historical financial information was translated from Colombian Pesos to US dollars using the following historical exchange rates:

Columbian Pesos / USD
Average exchange rate for three months ended November 30, 2019 (statement of operations)	$3,416

22

ALLIED CORP.

Notes to the Unaudited Pro Forma Condensed Combined Financial Information

Expressed in US dollars

4.	Purchase Price Allocation

As consideration for 100% of the outstanding shares of Medicolombia, Allied issued 4,500,000 common shares to Medicolombia shareholders with an estimated fair value of $4,500,000, paid $700,000 and advanced additional cash of $310,630.

The Company determined that Medicolombia did not meet the definition of a business found in ASC 805 Business Combinations. As the purchase of Medicolombia did not qualify as a business acquisition, the Company accounted for the transaction as an asset acquisition. As the fair value of the purchase price consideration paid was more reliably measurable than the assets acquired, the cost of the non-cash assets received was based on the fair value of the consideration given.

The cost of the asset acquisition was allocated on a fair value basis to the net assets acquired. The Company allocated the cost of the assets as follows:

Purchase Price

Cash	$700,000
Cash advances	310,630
Common stock issued	4,500,000
Liabilities assumed	576,273
Total Purchase Price	$6,086,903

Fair Value of Assets Acquired
Cash	$11,774
Other assets	11,165
Right of use asset	100,720
Property, plant and equipment	125,957
Licenses	5,837,287
Total assets acquired	$6,086,903

5.	Pro Forma Adjustment

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustment has been reflected in the unaudited pro forma condensed combined financial information:

(a)

Reflects the estimated depreciation and amortization expense related to the acquired intangible assets. As part of the preliminary valuation analysis, the Company identified cannabis licenses as intangible assets. The following table summarizes the estimated fair values of Medicolombia’s identifiable intangible assets and their estimated useful lives:

	Estimated Fair Value $	Estimated Useful Life in Years	Amortization Expense Three Months Ended November 30, 2019 $

Cannabis licenses	5,837,287	5-10	220,190
Historical amortization expense			–
Pro forma adjustments to amortization expenses			220,190

23